Exhibit 1

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Corey F. Rose, and Thomas C. Bogle his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, The MainStay Funds, MainStay VP Series Fund, Inc., and MainStay VP Funds Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Roman L. Weil
Roman L. Weil	Director/Trustee	December 15, 2010

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Corey F. Rose, and Thomas C. Bogle his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, The MainStay Funds, MainStay VP Series Fund, Inc., and MainStay VP Funds Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ John Y. Kim
John Y. Kim	Director/Trustee	December 15, 2010

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Corey F. Rose, and Thomas C. Bogle his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, The MainStay Funds, MainStay VP Series Fund, Inc. and MainStay VP Funds Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Alan R. Latshaw
Alan R. Latshaw	Director/Trustee	December 15, 2010

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Corey F. Rose, and Thomas C. Bogle his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, The MainStay Funds, MainStay VP Series Fund, Inc., and MainStay VP Funds Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Richard H. Nolan
Richard H. Nolan	Director/Trustee	December 15, 2010

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Corey F. Rose, and Thomas C. Bogle his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, The MainStay Funds, MainStay VP Series Fund, Inc., and MainStay VP Funds Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Richard S. Trutanic
Richard S. Trutanic	Director/Trustee	December 15, 2010

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Corey F. Rose, and Thomas C. Bogle his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, The MainStay Funds, MainStay VP Series Fund, Inc., and MainStay VP Funds Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ John A. Weisser, Jr.
John A. Weisser, Jr.	Director/Trustee	December 15, 2010

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Corey F. Rose, and Thomas C. Bogle her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, The MainStay Funds, MainStay VP Series Fund, Inc., and MainStay VP Funds Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Susan B. Kerley
Susan B. Kerley	Chairman and Director/Trustee	December 15, 2010

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Corey F. Rose, and Thomas C. Bogle his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, The MainStay Funds, MainStay VP Series Fund, Inc., and MainStay VP Funds Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Jack R. Benintende
Jack R. Benintende	Treasurer and Principal Financial and Accounting Officer	December 15, 2010

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Kevin M. Bopp, Sander M. Bieber, Patrick W. D. Turley, Corey F. Rose, and Thomas C. Bogle his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, The MainStay Funds, MainStay VP Series Fund, Inc., and MainStay VP Funds Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Stephen P. Fisher
Stephen P. Fisher	President	December 15, 2010